Exhibit 99.1

420 Lexington Avenue  •  New York, NY  10170  •  (212) 869-3000  •  FAX (212) 869-3989

FOR IMMEDIATE RELEASE

CONTACT:	Stacy Slater
Senior Vice President - Corporate Communications
New Plan Excel Realty Trust, Inc.
212-869-3000
sslater@newplan.com

NEW PLAN EXCEL REALTY TRUST TO MONETIZE APPROXIMATELY $968 MILLION OF ITS PORTFOLIO

NEW YORK, July 19, 2005 — New Plan Excel Realty Trust, Inc. (NYSE: NXL) today announced a series of transactions designed to leverage its national infrastructure, while simultaneously recycling capital and strengthening its financial position.  The Company has entered into a definitive agreement to sell 69 community and neighborhood shopping centers aggregating approximately 10.4 million square feet to Galileo America LLC (“the US Partnership”), a joint venture currently between CBL & Associates Properties, Inc. (NYSE: CBL) and Galileo America, Inc. (“the Asset Contribution”).  Galileo America, Inc. is a US real estate investment trust wholly-owned by Galileo Shopping America Trust (ASX: GSA), an Australian listed property trust.  The US Partnership will purchase the assets from New Plan for approximately $968 million, comprised of $928 million of cash and $40 million of equity, at a capitalization rate of approximately 7.4 percent on 2006 projected net operating income (based on the twelve months ending June 30, 2006).  New Plan has the right to receive up to an additional $12 million in purchase price based upon the performance of the 69 properties during the 18 months following the closing of the transaction.  The portfolio being contributed is comprised primarily of stabilized assets, 44 percent of which have been redeveloped, with an average occupancy of approximately 96 percent.

Concurrent with the Asset Contribution, the US Partnership will exchange CBL’s equity interest in the US Partnership for two properties currently owned by the US Partnership and New Plan will purchase an asset management fee stream from the US Partnership for $18.5 million of cash.  New Plan will also acquire CBL’s property management rights with the US Partnership for $22.0 million of cash and will purchase additional property management rights in 2008 for nine properties that are currently third-party managed for $7.0 million. Upon completion of the transactions, New Plan will own an approximately 5.0 percent equity interest in the US Partnership and have a recurring asset management fee stream through its partnership interest and a minimum 20 year fee stream for all property management, leasing, development, acquisition and disposition fees.  Following the closing of the transactions, the US Partnership will own 121 shopping centers, including the 69 New Plan assets, aggregating a total of 16.7 million square feet (pro forma portfolio details for the US Partnership are presented in the attached table).

Net proceeds to New Plan from the sale, which include adjustments for New Plan’s equity interest in the US Partnership, the repayment of secured debt, the acquisitions of the asset management fee stream and property management rights and transaction costs, will be approximately $754 million of cash.  For GAAP accounting purposes, New Plan will record a gain on the sale of approximately $183 million.  New Plan expects to use a portion of the net proceeds initially to pay down approximately $439 million of additional outstanding indebtedness.  In addition, New Plan currently expects to pay a special cash distribution of $3.00 per common share (CUSIP #648053106), aggregating approximately $316 million, shortly after the closing of the transactions. Any such distribution is subject to approval by New Plan’s Board of Directors.  The Company anticipates that any special distribution will be treated as a capital gain for tax purposes.

As a result of these transactions and the Company’s revised 2005 Funds from Operations (“FFO”) guidance provided below, New Plan expects to reduce its annualized dividend from $1.65 per common share to $1.25 per common share.  Such reduction would be effective with the Company’s third quarter dividend and it is anticipated that the Company’s third quarter dividend will be declared shortly after the closing of the transactions.  Any such dividend is subject to approval by New Plan’s Board of Directors.  Any such reduction would realign the Company’s payout ratio of common dividends to diluted FFO relative to its peers.

Over the longer term, net proceeds will be further reinvested in a combination of redevelopments of existing assets, new developments and opportunities across the spectrum of institutional quality to value-added shopping centers, as well as the potential repurchase of New Plan’s outstanding common stock.

Assuming that these transactions close in the third quarter of this year, New Plan is revising its expectations for 2005 net income available to common stockholders per share (“EPS”) and FFO per share, both on a diluted basis, to be in the range of $2.66 to $2.70 and $1.69 to $1.73, respectively. The Company’s guidance for 2005 EPS and FFO is reconciled below:

2005
EPS - Diluted	$2.66 - $2.70
Add:
Depreciation and amortization	0.81
Deduct:
Gain on sale of real estate	(1.75)
Gain on sale of discontinued operations	(0.03)
FFO per Share - Diluted	$1.69 - $1.73

-more-

During the third quarter of 2005, the Company will record one-time charges of $0.09 per share related to the termination of certain interest rate swap agreements and $0.14 per share related to prepayment penalties on mortgage debt assigned to certain of the assets being contributed to the US Partnership.  The $0.23 per share of one-time charges is included in the Company’s revised 2005 EPS and FFO per diluted share guidance.  Due to the uncertain nature of property dispositions and impairments, the Company has assumed no additional gains or losses on the sales of real estate or impairments of real estate for 2005 in its guidance.  Any gains or losses on the sales of real estate will have an impact on net income, which may be material, but will not have an impact on FFO, since those amounts are not added back in the calculation of FFO. Any impairments of real estate will negatively impact both net income and FFO, which may be material. Based on prior years’ experience, the Company could record approximately $0.07 per share of impairment during 2005, which would impact the Company’s revised 2005 guidance.  The revised guidance is based on various assumptions regarding, among other things, the timing of the transactions closing and the methods and timing by which New Plan redeploys the proceeds generated by the transactions, which assumptions may or may not prove to be accurate.  Also as a result of these transactions and the immediate pay down of outstanding indebtedness, the Company’s total debt / undepreciated book value ratio will improve to approximately 43 percent from 47 percent on March 31, 2005.  As the funds from the sale are reinvested over time, the Company expects this ratio to stabilize back to its current level.

“These transactions enable us to execute on our long-term strategic goals.  We are leveraging our highly-developed national infrastructure by increasing the number of properties and square footage under management and growing our income streams by capitalizing on our management expertise.  At the same time, we are effectively recycling capital in stabilized assets and harvesting value created through our redevelopment efforts.  We are also improving our financial flexibility and credit profile, while adding an additional source of long-term equity capital through our new partnership with Galileo.  Galileo has a solid track record and we look forward to a productive relationship with them,” commented Glenn J. Rufrano, Chief Executive Officer of New Plan.

These transactions have been approved by each parties’ respective Board of Directors and are subject to certain customary closing conditions and there can be no assurance that the transactions will be consummated.  Closing of the transactions is expected to occur in the third quarter of this year.  Citigroup Global Markets Inc. and Merrill Lynch & Co. served as financial advisors in these transactions.

Conference Call

In conjunction with this announcement, New Plan will be hosting a teleconference on Wednesday, July 20, 2005 at 10:00 AM ET.  The teleconference can be accessed by dialing 1-800-659-1942 (International: 1-617-614-2710) or via the web at www.newplan.com under Investor Information; Audio Archives. Please refer to passcode #71114653.  A slide package to accompany the teleconference will be posted at www.newplan.com (click on Investor Information, then Presentations) prior to 10:00 AM ET. A replay of the teleconference will be available through midnight ET July 27, 2005 by dialing 1-888-286-8010 (International: 1-617-801-6888) or via the web at www.newplan.com under Investor Information; Audio Archives.  Please refer to passcode #67623871.

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 408 properties, including 28 properties held through joint ventures, and total assets of approximately $3.9 billion.  The properties are strategically located across 36 states and include 389 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 56.6 million square feet of gross leasable area, and 19 related retail real estate assets, with approximately 1.8 million square feet of gross leasable area.  For additional information, please visit www.newplan.com.

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

PRO FORMA US PARTNERSHIP PORTFOLIO DETAILS

PROPERTY NAME	CITY, STATE	GLA (SF) (1)	ANCHOR TENANTS (2)	ANCHOR TENANTS NOT OWNED (2)

FLORIDA REGION
Coastal Way (3)	Brooksville, FL	218,621	Belk’s, Sears
Morse Shores	Ft. Myers, FL	169,545	Bealls Outlet, Big Lots, Publix
Normandy Square	Jacksonville, FL	87,240	CVS, Family Dollar, Winn-Dixie
Marketplace at Wycliffe	Lake Worth, FL	133,520	Walgreens, Winn-Dixie
Panama City Square	Panama City, FL	289,119	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
Collins Park Commons (3)	Plant City, FL	37,458	Tractor Supply Company
Riverwood	Port Orange, FL	93,506	Walgreens, Winn-Dixie
Cobblestone Village (3)	St. Augustine, FL	262,281	Bealls (Stage), Publix, Ross Dress for Less
Hampton Plaza (3)	Tampa, FL	44,420	Big Lots, Dollar General

MIDWEST REGION
Haymarket Square	Des Moines, IA	269,465	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
Marwood Plaza	Indianapolis, IN	107,080	CVS, Fashion Bug Plus, Kroger
Westlane Shopping Center	Indianapolis, IN	71,490	Family Dollar, Lo Bill Foods
Green River Plaza	Campbellsville, KY	190,316	Goody’s, JC Penney, Kroger, Tractor Supply Company
Kmart Plaza	Elizabethtown, KY	130,466	Kmart, Staples
London Marketplace	London, KY	169,032	Goody’s, Kmart, Kroger
Springhurst Towne Center (3)	Louisville, KY	421,735	Cinemark, Dick’s Sporting Goods, Fashion Shops, Kohl’s, Liquor Barn, TJ Maxx	Meijer, Target
Chestnut Hills (3)	Murray, KY	68,364	JC Penney
Delta Center	Lansing, MI	186,246	Bed, Bath & Beyond, Pet Food Warehouse, T.J. Maxx
Fashion Corner	Saginaw, MI	189,260	Bed, Bath & Beyond, Best Buy, Dunham’s
Green Acres	Saginaw, MI	271,506	A.J. Wright, Big Lots, Farmer Jack
Roundtree Place	Ypsilanti, MI	195,413	Valuland, Wal-Mart
Washtenaw Fountain Plaza	Ypsilanti, MI	135,942	Dollar Tree, Dunhams, Save-A-Lot
Napoleon Center	Napoleon, OH	60,795	Chief Supermarket, Rite Aid
Brice Park	Reynoldsburg, OH	158,742	Gregg Appliances, Michaels, Old Navy
Packard Plaza	Cudahy, WI	117,827	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
Northridge Plaza	Milwaukee, WI	150,164	Big Lots
Moundsville Plaza	Moundsville, WV	181,846	Big Lots, Kroger, Peebles
Grand Central Plaza	Parkersburg, WV	74,017	Office Depot, T.J. Maxx
Kmart Plaza	Vienna, WV	106,258	Kmart

NORTHEAST REGION
Enfield Commons (3)	Enfield, CT	246,651	Barnes & Noble, Bob’s Stores, Linens ‘n Things, Office Max
Freshwater - Stateline Plaza (3)	Enfield, CT	295,419	Costco, Dick’s Sporting Goods, Media Play	Home Depot
Charter Oak Marketplace (3)	Hartford, CT	337,671	Marshalls, Wal-Mart
Chamberlain Plaza (3)	Meriden, CT	53,304	Circuit City
Turnpike Plaza (3)	Newington, CT	150,742	Dick’s Sporting Goods, Price Chopper
North Haven Crossing (3)	North Haven, CT	104,612	Barnes & Noble, Bernie’s, Office Max
Queen Plaza (3)	Southington, CT	171,679	Bed Bath & Beyond, Bob’s Furniture, TJ Maxx
Waterbury Plaza (3)	Waterbury, CT	197,206	Pretty Woman, Super Stop & Shop
Waterford Commons (3)	Waterford, CT	236,831	Babies R Us, Dick’s Sporting Goods, Linens ‘n Things	Best Buy, Raymour & Flannigan
Goff Brook Shops (3)	Wethersfield, CT	71,658	Office Depot, Old Country Buffet
Easton Village (3)	Easton, MA	101,128	CVS, Roche Bros.
Lunenberg Crossing (3)	Lunenburg, MA	25,515	Fashion Bug	Shop ‘N Save, Wal-Mart
Brunswick Plaza (3)	Brunswick, ME	164,000	Lowe’s	Wal-Mart Supercenter
BJ’s Plaza (3)	Portland, ME	104,233	BJ’s Wholesale Club
Willow Springs Plaza (3)	Nashua, NH	130,748	JC Penney Home Store, Office Max, PETCO	Home Depot
Seacoast Shopping Center (3)	Seabrook, NH	91,690	Jo-Ann Fabrics, Shaw’s	Wal-Mart
Dover Park Plaza	Yardville, NJ	58,025	CVS
University Mall	Canton, NY	81,027	Rexford’s Hardware, Wisebuys
Genesee Valley Shopping Center	Geneseo, NY	204,609	Wal-Mart, Wegmans
McKinley Plaza	Hamburg, NY	93,144	A.C. Moore, T.J. Maxx
Hornell Plaza	Hornell, NY	253,703	Wal-Mart, Wegmans
Greenport Towne Center (3)	Hudson, NY	75,525	Fashion Bug, Price Chopper	Wal-Mart
Shops at Seneca Mall	Liverpool, NY	235,725	Kmart
Cortlandt Towne Center (3)	Mohegan Lake, NY	628,927	A&P, Barnes & Noble, Linens ‘n Things, Marshalls, PetsMart, Seaman’s, United Artists, Wal-Mart	Home Depot
Hannaford Plaza (3)	Saratoga Springs, NY	178,303	Bare Bones, Hannaford Bros., Tractor Supply Company
Bristol Plaza	Bristol, PA	145,356	Big Lots, Pathmark
Market Street Square	Elizabethtown, PA	169,481	Kmart, Weis Markets
Johnstown Galleria Outparcel	Johnstown, PA	61,968	Chuck E. Cheese, Dunham’s, Staples
Shops at Prospect	West Hempfield, PA	63,392	Hallmark, Redner’s Warehouse Market	Kmart
Tuckernuck Square	Richmond, VA	86,010	Babies R Us, Chuck E. Cheese
Hilltop Plaza	Virginia Beach, VA	152,025	Office Depot, The North Carolina Company
Strawbridge (3)	Virginia Beach, VA	43,764	Regal Cinemas

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PROPERTY NAME	CITY, STATE	GLA (SF) (1)	ANCHOR TENANTS (2)	ANCHOR TENANTS NOT OWNED (2)

SOUTHEAST REGION
County Park Plaza (3)	Scottsboro, AL	60,750	Food World, Sportsmed
Albany Plaza	Albany, GA	114,169	Big Lots, Harveys
Perlis Plaza	Americus, GA	165,315	Belk’s, Harveys
Buena Vista Village (3)	Columbus, GA	17,500	-	Wal-Mart, Winn-Dixie
Cordele Square	Cordele, GA	126,427	Belk’s, Goody’s, Harvey Foods
Northside Plaza	Dalton, GA	73,931	BI-LO, Family Dollar
Cosby Station (3)	Douglasville, GA	77,811	Publix
Perry Marketplace	Perry, GA	179,973	Ace Hardware, Bealls Outlet, Fred’s, Kroger
Wisteria Village	Snellville, GA	173,152	Hobby Lobby, Kmart
Bulloch Plaza (3)	Statesboro, GA	39,264	Harveys
Statesboro Square (3)	Statesboro, GA	41,000	Aaron Rents, Big Lots
Northwoods Plaza (3)	Albemarle, NC	32,705	Food Lion
Devonshire Place (3)	Cary, NC	104,414	Borders, Golf Galaxy, Lowes Foods
Henderson Square (3)	Henderson, NC	165,929	Belk’s, Goody’s, JC Penney	Wal-Mart Supercenter
Longview Crossing (3)	Hickory, NC	40,598	Food Lion
Springs Crossing (3)	Hickory, NC	42,920	Family Dollar, Food Lion
Valley Crossing (3)	Hickory, NC	186,088	Circuit City, Goody’s, Office Depot, TJ Maxx
Parkway Plaza	Winston-Salem, NC	286,405	Lowes Foods, Office Depot
Stratford Commons	Winston-Salem, NC	72,308	Michaels, Natural Health Superstore, Office Max
Lady’s Island (3)	Beaufort, SC	60,687	Eckerd Drugs
Conway Plaza (3)	Conway, SC	32,875	Mighty Dollar
Anderson Plaza (3)	Greenwood, SC	46,258	Food Lion
Northridge Plaza (3)	Hilton Head, SC	79,570	Dollar General, Home Goods
Island Plaza	James Island, SC	171,224	Dollar Tree, Fred’s, Food Lion, Gold’s Gym
Beach Crossing (3)	Myrtle Beach, SC	45,790	Advance Auto, Dollar General, Duron Paints, Imaginations
Remount Village	North Charleston, SC	60,238	BI-LO
58 Crossing (3)	Chattanooga , TN	49,984	Food Lion, Goodwill
East Ridge Crossing (3)	Chattanooga , TN	58,950	Food Lion
Stone East Plaza (3)	Kingsport, TN	46,259	Auto Zone, Cal Spas and Pools, Dollar General
Kingston Overlook (3)	Knoxville, TN	119,360	American Signature Home, Babies R Us, Michaels
Suburban Plaza (3)	Knoxville, TN	128,567	Barnes & Noble, Toys R Us
Lion’s Head Village (3)	Nashville, TN	99,165	Office Max, Stein Mart
Briarcliffe Square (3)	Oak Ridge, TN	41,778	Food Lion
Merchant’s Central	Winchester, TN	208,123	Wal-Mart
Hunting Hills	Roanoke, VA	166,207	Wal-Mart
Valley Commons (3)	Salem , VA	45,580	Food Lion

SOUTHWEST REGION
Conway Towne Center	Conway, AR	180,519	JC Penney	Office Depot
Garden City Plaza (3)	Garden City, KS	102,648	JC Penney	Sears
Karam Shopping Center	Lafayette, LA	100,238	Conn’s Appliance, Super 1 Foods
Jacksonian Plaza	Jackson, MS	87,721	Books-A-Million, Georgia Carpet Outlet, Office Depot
Plantation Plaza	Clute, TX	100,397	Kroger, Walgreens
Marketplace at Flower Mound (3)	Flower Mound, TX	113,349	Sprouts Farmer Market
Beltway South	Houston, TX	107,174	Kroger
Inwood Forest	Houston, TX	77,553	Randalls
Jones Plaza	Houston, TX	111,355	24 Hour Fitness, Hancock Fabrics
Jones Square	Houston, TX	169,003	Big Lots, Hobby Lobby
Mount Houston Square	Houston, TX	173,080	Fallas Paredes, La Canasta Furnishings
Orange Grove	Houston, TX	186,446	Floor Décor, Office Max
The Crossing at Fry Road	Katy, TX	225,403	Hobby Lobby, Kroger, Palais Royal, Stein Mart
Northshore Plaza	Portland, TX	152,144	Bealls (Stage), H.E.B.	Kmart
Keegan’s Meadow	Stafford, TX	125,298	Palais Royal, Randalls
Tomball Parkway Plaza	Tomball, TX	133,629	Big Lots, Palais Royal	Hobby Lobby

WEST REGION
Glendale Galleria	Glendale, AZ	119,461	Food City	Bally’s Fitness
Southern Village Mesa	Mesa, AZ	84,054	Food City
Paradise Plaza	Paradise, CA	198,484	Albertsons, Kmart, Rite Aid
San Dimas Plaza	San Dimas, CA	119,161	T.J. Maxx	Ralphs, Rite Aid
Vail Ranch Center	Temecula, CA	203,904	Stater Bros., Stein Mart
Aurora Plaza	Aurora, CO	161,541	Big Lots, King Soopers, Latino Cinema
Westminster City Center	Westminster, CO	341,600	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
Galleria Commons	Henderson, NV	276,460	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx

(1)          Includes building square footage for ground leases.

(2)          Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(3)          Property currently owned by the US Partnership.  All other properties are to be contributed by New Plan.

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